FORM 8-K

                            SECURITIES AND EXCHANGE COMMISSION

                                   Washington, DC  20549

                                      CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

                              Date of Report:  June 21, 1996
                             (Date of earliest event reported)




  ANNTAYLOR STORES CORPORATION                   ANNTAYLOR, INC.
  ----------------------------             -----------------------------
 (Exact name of registrant as              (Exact name of registrant as
 specified in its charter)                 specified in its charter)


    Delaware        1-10738       13-3499319             Delaware        1-11980         51-0297083
    --------        -------       ----------             --------        -------      -----------------
 (State or other  (Commission   (IRS Employer         (State or other   (Commission   (IRS Employer
 jurisdiction of  File Number)  Identification No.)    jurisdiction of   File Number) Identification No.)
 incorporation)                                        incorporation)




  ------------------------------------------------------------------------------

                                    142 West 57th Street
                                  New York, New York 10019
                                       (212) 541-3300

(Address including zip code, and telephone number including area code of registrants' principal executive offices)

Item 5.  Other Events.
         ------------

     As previously reported, AnnTaylor Stores Corporation, a Delaware corporation (the "Company"), and its wholly owned subsidiary, AnnTaylor, Inc., a

Delaware corporation ("Ann Taylor"), have entered into a definitive agreement

(the "Agreement") with Cygne Designs, Inc., a Delaware corporation ("Cygne"),

and its wholly owned subsidiary, Cygne Group (F.E.) Limited, a Hong Kong corporation, regarding the acquisition (the "Acquisition") of (i) Cygne's entire interest in Ann Taylor's direct sourcing joint venture with Cygne, known as CAT

US, Inc. and C.A.T. (Far East) Limited, and (ii) the assets of Cygne's AnnTaylor

Woven Division that are used for sourcing merchandise for Ann Taylor.

          Consummation of the Acquisition is subject to the satisfaction of various conditions.  It is currently anticipated that the Acquisition will close in August 1996, although there can be no assurance that the transaction will be consummated or that it will be consummated within the anticipated time frame.

          Attached hereto and incorporated by reference herein are: (i) Exhibit

1 -  the audited combined financial statements of CAT US Inc. and C.A.T.

(Far East) Limited and Subsidiary and the AnnTaylor Woven Division of Cygne as

of

February 3, 1996 and January 28, 1995 and for each of the fiscal years then ended together with the Report of Independent Auditors attached thereto and

(ii) Exhibit 2 - the unaudited historical and pro forma combined balance sheets,

statements of operations and notes thereto of the Company for the fiscal quarter ended May 4, 1996 which give effect to the Acquisition.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits:
          --------


          1.   Combined financial statements of CAT US Inc. and C.A.T. (Far
               East) Limited and Subsidiary and the AnnTaylor Woven Division of Cygne and Report of Independent Auditors.

          2. Unaudited historical and pro forma combined balance sheets, statements of operations and notes thereto of the Company.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANNTAYLOR STORES CORPORATION



                                    By:/s/ WALTER J. PARKS
                                       ---------------------------------------
                                           Walter J. Parks
                                           Senior Vice President - Finance
                                             and Principal Accounting Officer




                Date:  June 21, 1996

                                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANNTAYLOR, INC.


                                   By:/s/ WALTER J. PARKS
                                      ---------------------------------------
                                          Walter J. Parks
                                          Senior Vice President - Finance
                                            and Principal Accounting Officer



 Date:  June 21, 1996

                                      EXHIBIT INDEX
                                      -------------



                      Exhibit                   Description
                                                -----------
                       Number
                      --------

                         1 Combined financial statements of CAT US Inc. and C.A.T. (Far East) Limited and Subsidiary and the AnnTaylor Wo-ven Division of Cygne and Report of Independent Auditors.


                         2         Unaudited historical and pro forma
                                   combined balance sheets, statements
                                   of operations and notes thereto of
                                   the Company.